Exhibit 10.1

                             SUBSCRIPTION AGREEMENT



Enzo Biochem, Inc.
527 Madison Ave.
New York, NY 10022

Gentlemen:

The undersigned (the "INVESTOR") hereby confirms its agreement with you as follows:

       1. This Subscription Agreement (this "AGREEMENT") is made as of the date set forth below between Enzo Biochem, Inc., a New York corporation (the "COMPANY"), and the Investor.

       2. The Company has authorized the sale and issuance to certain investors of up to an aggregate of 3,285,715 shares (the "SHARES") of its Common Stock, par value $0.01 per share (the "COMMON STOCK"), subject to adjustment by the Company's Board of Directors, or a committee thereof, for a purchase price of $14.00 per share (the "PURCHASE PRICE").

       3. The offering and sale of the Shares (the "OFFERING") are being made pursuant to (1) an effective Registration Statement on Form S-3 (including the Prospectus contained therein (the "BASE PROSPECTUS"), the "REGISTRATION STATEMENT") filed by the Company with the Securities and Exchange Commission (the "COMMISSION"), (2) if applicable, certain "free writing prospectuses" (as that term is defined in Rule 405 under the Securities Act of 1933, as amended), that have or will be filed with the Commission and delivered to the Investor on or prior to the date hereof and (3) a Prospectus Supplement (the "PROSPECTUS SUPPLEMENT" and together with the Base Prospectus, the "PROSPECTUS") containing certain supplemental information regarding the Shares and terms of the Offering that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).

       4. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Shares of Common Stock set forth below for the aggregate purchase price set forth below. The Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Shares attached hereto as ANNEX I and incorporated herein by this reference as if fully set forth herein. The Investor acknowledges that the Offering is not being underwritten by the placement agent (the "PLACEMENT AGENT") named in the Prospectus Supplement and that there is no minimum offering amount.

       5. The manner of settlement of the Shares purchased by the Investor shall be determined by such Investor as follows (CHECK ONE):

[____] A. Delivery by  electronic  book-entry  at The  Depository  Trust Company
          ("DTC"), registered in the Investor's name and address as set forth below, and released by American Stock Transfer & Trust Company, the Company's transfer agent (the "TRANSFER AGENT"), to the

          Investor at the Closing. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

          (I) DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN ("DWAC") INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

          (II) REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

                   THE CITIBANK PRIVATE BANK
                   666 Fifth Avenue, 5th Floor
                   New York, NY 10103
                   ABA # 021-000-089
                   Account Name: Thelen Reid Brown Raysman & Steiner LLP, escrow agent for the account of Enzo Biochem, Inc.
                   Account Number: 9970183451


       - OR -

[____] B. Delivery versus payment ("DVP") through DTC (i.e., the Company shall deliver Shares registered in the Investor's name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing directly to the account(s) at Lazard Capital
          Markets LLC ("LCM") identified by the Investor and simultaneously therewith payment shall be made by LCM by wire transfer to the Company). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

          (I) NOTIFY LCM OF THE ACCOUNT OR ACCOUNTS AT LCM TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

          (II) CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT LCM TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR.

IT IS THE INVESTOR'S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC OR DVP IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SHARES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SHARES MAY NOT BE DELIVERED AT

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CLOSING  TO THE  INVESTOR  OR THE  INVESTOR  MAY BE  EXCLUDED  FROM THE  CLOSING
ALTOGETHER.

6. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a NASD member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Shares, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.
Exceptions:

--------------------------------------------------------------------------------
        (If no exceptions, write "none." If left blank, response will be deemed to be "none.")

7. The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, dated November 3, 2006, which is a part of the Company's Registration Statement, the documents incorporated by reference therein and any free writing prospectus (collectively, the "DISCLOSURE PACKAGE"), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information (the "OFFERING INFORMATION"). Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus Supplement, a free writing prospectus and oral communications.

8. No offer by the Investor to buy Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or a Placement Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

Number of Shares:_________________________________

Purchase Price Per Share: $_______________________

Aggregate Purchase Price: $_______________________


         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.



                                         Dated as of:  December __, 2006



                                         _______________________________________
                                         INVESTOR

                                         By:____________________________________
                                         Print Name:____________________________
                                         Title:_________________________________
                                         Address:_______________________________
                                         _______________________________________


Agreed and Accepted
this ___ day of December, 2006:


ENZO BIOCHEM, INC.


By:_________________________________
Name:
Title:

                                     ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

         1. AUTHORIZATION AND SALE OF THE SHARES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.

         2.       AGREEMENT TO SELL AND PURCHASE THE SHARES; PLACEMENT AGENT.

                  2.1 At the Closing (as defined in SECTION 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Shares are attached as ANNEX I (the "SIGNATURE PAGE") for the aggregate purchase price therefor set forth on the Signature Page.

                  2.2 The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the "OTHER INVESTORS") and expects to complete sales of Shares to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "INVESTORS," and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "AGREEMENTS."

                  2.3 Investor acknowledges that the Company has agreed to pay Lazard Capital Markets LLC (the "PLACEMENT AGENT") a fee (the "PLACEMENT FEE") in respect of the sale of Shares to the Investor.

                  2.4 The Company has entered into a Placement Agent Agreement, dated December 14, 2006 (the "PLACEMENT AGREEMENT"), with the Placement Agent that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.

         3.       CLOSINGS AND DELIVERY OF THE SHARES AND FUNDS.

                  3.1 CLOSING. The completion of the purchase and sale of the Shares (the "CLOSING") shall occur at a place and time (the "CLOSING DATE") to be specified by the Company and the Placement Agent, and of which the Investors will be notified in advance by the Placement Agent, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as EXHIBIT A, in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

                  3.2      CONDITIONS  TO THE  COMPANY'S  OBLIGATIONS.  (a)  The
Company's obligation to issue and sell the Shares to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

                           (b)      CONDITIONS  TO THE  INVESTOR'S  OBLIGATIONS.
The Investor's obligation to purchase the Shares will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including without limitation, those contained in this Agreement and the Placement Agreement, and to the condition that the Placement Agent shall not have: (a) terminated the Placement Agreement pursuant to the terms thereof or
(b) determined that the conditions to the closing in the Placement Agreement have not been satisfied. The Investor's obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Shares that they have agreed to purchase from the Company.

                  3.3      DELIVERY OF FUNDS.

                           (a)      DELIVERY  BY  ELECTRONIC  BOOK-ENTRY  AT THE
DEPOSITORY TRUST COMPANY. If the Investor elects to settle the Shares purchased by such Investor through delivery by electronic book-entry at DTC, NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares being purchased by the Investor to the following account designated by the Company and the Placement Agent pursuant to the terms of that certain Escrow Agreement (the "ESCROW AGREEMENT") dated as of December 14, 2006, by and among the Company, the Placement Agent and Thelen Reid Brown Raysman & Steiner LLP (the "ESCROW AGENT"):

                   THE CITIBANK PRIVATE BANK
                   666 Fifth Avenue, 5th Floor
                   New York, NY 10103
                   ABA # 021-000-089
                   Account Name: Thelen Reid Brown Raysman & Steiner LLP, escrow agent for the account of Enzo Biochem, Inc.
                   Account Number: 9970183451


                           Such funds shall be held in escrow  until the Closing
and delivered by the Escrow Agent on behalf of the Investors to the Company upon the satisfaction, in the sole judgment of the Placement Agent, of the conditions set forth in Section 3.2(b) hereof. The Placement Agent shall have no rights in or to any of the escrowed funds, unless the Placement Agent and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Placement Fee. The Company and the Investor agree to indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages, expenses and claims (including, without limitation, court costs and reasonable attorneys fees) ("LOSSES") arising under this SECTION 3.3 or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, unless it is finally determined that such Losses resulted directly from the willful misconduct or gross negligence of the Escrow Agent. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

                           Investor shall also furnish to the Placement  Agent a
completed W-9 form (or, in the case of an Investor who is not a United States citizen or resident, a W-8 form).

                           Investor  acknowledges  that the Escrow Agent acts as
counsel to the Placement Agent, and shall have the right to continue to represent the Placement Agent, in any action, proceeding, claim, litigation, dispute, arbitration or negotiation in connection with the Offering, and Investor hereby consents thereto and waives any objection to the continued representation of the Placement Agent by the Escrow Agent in connection therewith based upon the services of the Escrow Agent under the Escrow Agreement, without waiving any duty or obligation the Escrow Agent may have to any other person.

                           (b)      DELIVERY    VERSUS   PAYMENT   THROUGH   THE
DEPOSITORY TRUST COMPANY. If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE
COMPANY, the Investor shall confirm that the account or accounts at Lazard Capital Markets LLC ("LCM") to be credited with the Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Shares being purchased by the Investor.

                  3.4      DELIVERY OF SHARES.

                           (a)      DELIVERY  BY  ELECTRONIC  BOOK-ENTRY  AT THE
DEPOSITORY TRUST COMPANY. If the Investor elects to settle the Shares purchased by such Investor through delivery by electronic book-entry at DTC, NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian ("DWAC") instructing American Stock Transfer & Trust Company, the Company's transfer agent, to credit such account or accounts with the Shares by means of an electronic book-entry delivery. Such DWAC shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by the Placement Agent. Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to SECTION 3.3 above, the Company shall direct its transfer agent to credit the Investor's account or accounts with the Shares pursuant to the information contained in the DWAC.

                           (b)      DELIVERY    VERSUS   PAYMENT   THROUGH   THE
DEPOSITORY TRUST COMPANY. If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall notify LCM of the account or accounts at LCM to be credited with the Shares being purchased by such Investor. On the Closing Date, the Company shall deliver the Shares to the Investor through DTC directly to the account(s) at LCM identified by Investor and simultaneously therewith payment shall be made by LCM by wire transfer to the Company.

         4.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

         The Investor represents and warrants to, and agrees with, the Company and the Placement Agent that:

                  4.1 The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Shares set forth on the Signature Page, has received and is relying only upon the Disclosure Package, the documents incorporated by reference therein and the Offering Information.

                  4.2 If the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

                  4.3 (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

                  4.4 The Investor understands that nothing in this Agreement, the Prospectus or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

                  4.5 Since the date on which the Placement Agent first contacted such Investor about the Offering, it has not engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company's securities). Each Investor covenants that it will not engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. Each Investor agrees that it will not use any of the Shares acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, "Short Sales" include, without limitation, all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, "put equivalent positions" (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

         5. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS; THIRD PARTY BENEFICIARY. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor. The Placement Agent and Lazard Freres & Co. shall be third party beneficiaries with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

         6. NOTICES. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal
Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

            (a)  IF TO THE COMPANY, TO:

                 Enzo Biochem, Inc.
                 527 Madison Ave.
                 New York, NY 10022
                 Attention:  Barry Weiner, President and Chief Financial Officer
                 Facsimile:  212-583-0150


                 WITH COPIES TO:

                 Greenberg Traurig, LLP
                 MetLife Building
                 200 Park Avenue
                 New York, NY 10166
                 Attention: Robert H. Cohen
                 Facsimile:  212-801-6400

             (b) if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

         7. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

         8. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

         9. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

         10. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

         11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

         12. CONFIRMATION OF SALE. The Investor acknowledges and agrees that such Investor's receipt of the Company's counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company's sale of Shares to such Investor.

         13. PRESS RELEASE. The Company and the Investor agree that the Company shall issue a press release announcing the Offering prior to the opening of the financial markets in New York City on the business day immediately after the date hereof.

         14. TERMINATION. In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

                                    EXHIBIT A

                               ENZO BIOCHEM, INC.

                             INVESTOR QUESTIONNAIRE


         Pursuant to SECTION 3 of ANNEX I to the Agreement, please provide us with the following information:


1.       The exact name that your Shares are          __________________________
         to be registered in. You may use a
         nominee name if appropriate:

2.       The relationship between the                 __________________________
         Investor and the registered holder
         listed in response to item 1 above:

3.       The mailing address of the                   __________________________
         registered holder listed in response
         to item 1 above:

4.       The Social Security Number or Tax            __________________________
         Identification Number of the
         registered holder listed in the
         response to item 1 above:

5.       Name of DTC Participant                      __________________________
         (broker-dealer at which the account
         or accounts to be credited with the
         Shares are maintained):

6.       DTC Participant Number:                      __________________________

7.       Name of Account at DTC Participant           __________________________
         being credited with the Shares:

8.       Account Number at DTC Participant            __________________________
         being credited with the Shares: